Exhibit 99.2

Flagstone Reinsurance Holdings, S.A.

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Flagstone Reinsurance Holdings, S.A.
65 Avenue de la Gare, L-1611
Luxembourg
Grand Duchy of Luxembourg

Contact Information:
Brenton Slade
Chief Marketing Officer
+352 273 515 15

Website Information:
www.flagstonere.com

This report is for informational purposes only.  It should be read in conjunction with the documents that we file with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

			Page(s)
Basis of Presentation			1
Cautionary Statement Regarding Forward-Looking Statements			2
Regulation G - Non-GAAP Financial Measures			3
I.	Financial Highlights		4
II.	Income Statements
	a.	Consolidated Statements of Income - Quarterly	5
	b.	Gross Premiums Written by Line of Business and Geographic Area of Risk	6
III.	Consolidated Balance Sheets		7
IV.	Investment Portfolio Composition		8
V.	Loss Reserve - Paid to Incurred Analysis		9
VI.	Share Analysis
	a.	Capitalization	10
	b.	Earnings Per Common Share Information - As Reported	11
	c.	Basic and Diluted Book Value Per Common Share Analysis	12
VIII.	Non-GAAP Financial Measure Reconciliation		13

FLAGSTONE REINSURANCE HOLDINGS, S.A.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for share amounts, per share amounts and percentages.

•
The debt to capitalization ratio is an indication of the Company’s leverage.  It is calculated by dividing the Company’s long term debt by the total capital.  Total capital represents the sum of Flagstone shareholders’ equity plus long term debt.

•	N/A - means not applicable.

•
In presenting the Company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.  However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.  The reconciliation of such non-GAAP financial measures to their respective most directly comparable U.S. GAAP financial measures in accordance with Regulation G is included in this financial supplement.

RECENT DEVELOPMENTS

On October 24, 2011, the Company announced a strategic business realignment to divest its ownership positions in its Lloyd’s and Island Heritage reporting segments in order to address changing business conditions, refocus its underwriting strategy on its property catastrophe reinsurance business and reduce its focus on operating segments that absorb capital and produce lower returns. Except as explicitly described as held for sale or as discontinued operations, and unless otherwise noted, all discussions and amounts presented herein relate to the continuing operations. All prior years presented have been reclassified to conform to this new presentation.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

Cautionary Statement Regarding Forward-Looking Statements

This report may contain, and the Company may from time to time make, written or oral “forward-looking statements” within the meaning of the U.S. Federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. In particular, statements using words such as “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”, or words of similar import generally involve forward-looking statements.

Our results for the year ended December 31, 2011 reported in this investor financial supplement are not final and the audit with respect thereto has not been completed. The reported results may change upon completion of the audit by our independent accountants and such changes may be material. In addition, important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: the ongoing impact on our business of our net loss in 2011 and our inability to return to profitability in a timely manner, if at all; the failure to reach an agreement on and consummate the divestitures described above on acceptable terms or at all, and the timing of any divestiture; the amount of costs, fees, expenses and charges related to the divestitures and realignment initiatives described above; the possibility that the benefits anticipated from the divestitures and realignment initiatives described above will not be fully realized in the timeframe anticipated, if at al; the failure to successfully implement the Company’s business strategy despite the completion of the divestitures and realignment initiatives described above; the size and timing of any charges associated with the initiatives described above; cancellation of our reinsurance contracts by cedents; market conditions affecting our common share price; the possibility that pricing changes in our industry may make it difficult or impossible for us to effectively compete or produce attractive returns; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved and the premium environment; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the impact of the agencies’ ongoing review of our financial strength ratings and the consequences to our business of this review and sustained negative outlook or any downgrade; our ability to raise capital on favorable terms or at all; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts in which the deposit premium is not specified; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, and our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; our exposure to many different counterparties in the financial service industry, and the related credit risk of counterparty default; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; our need for financial flexibility to maintain our current level of business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply and premium dynamics in our markets relating to growing capital levels in the insurance and reinsurance industries; the investment environment; declining demand due to increased retentions by cedents and other factors; our ability to continue to implement our expense reduction initiatives to the extent and in the timeframe anticipated; the impact of Eurozone instability and terrorist activities on the economy; and rating agency policies and practices, particularly related to the duration a company may remain on negative outlook without further ratings action.

On December 19, 2011, Moody’s Investor Services confirmed the ratings and removed the ratings from under review. On March 31, 2011, Fitch Ratings re-affirmed the A- insurer financial strength of Flagstone Suisse and revised its outlook to negative. On April 12, 2011, A.M. Best Co. re-affirmed the A- financial strength rating of Flagstone Suisse and revised its outlook to negative. On October 24, 2011, A.M. Best Co. commented that the Company’s financial strength rating of A- (Excellent) is unchanged following the restructuring announcement and also noted that the outlook for the Company’s financial strength rating remains negative. Currently, the majority of Flagstone Suisse reinsurance contracts permit cancellation if our financial strength rating is downgraded below A- by A.M. Best Co.  Resolution of the negative outlook is dependent on our ability to generate a reasonable and sustainable level of profitability, reduce our dependence on retrocessional support, bring our risk appetite in line with our available capital, continuation of our expense reduction initiatives and, most importantly, improving our overall financial flexibility.  We are working to successfully address each of these items.  A downgrade or sustained negative outlook by any rating organization could result in a significant reduction in the number of reinsurance contracts we write and in a substantial loss of business as our customers, and brokers that place such business, move to other competitors with higher financial strength ratings, as well as resulting in negative consequences for our results of operations, cash flows, competitive position and business prospects.  Although we regularly provide financial and other information to rating agencies to both maintain and enhance existing financial strength ratings, we cannot assure that our financial strength ratings will not remain on negative outlook or be downgraded in the future by any of these agencies.

We seek to maintain a prudent amount of capital for our business and maintain our overall financial flexibility. When assessing our financial position and potential capital needs, we consider, among other things, the low investment returns environment, our recent and potential net exposure to losses associated with catastrophic events, the amount of and changes in our reserves, underwriting opportunities and market conditions. We may decide to raise additional capital in the future to continue and/or invest in our existing businesses or write new business, although any such decision will be dependent on then-existing market and other conditions.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. Federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which are subject to significant uncertainties and speak only as of the date on which they are made.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
REGULATION G
NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.   However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

BASIC BOOK VALUE PER COMMON SHARE

Basic book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER COMMON SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share.  Diluted book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, performance share units and restricted share units.  When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share.  The warrant was anti-dilutive and was excluded from the calculation of diluted book value per common share for all periods presented.

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY

Annualized net operating return on average Flagstone shareholders’ equity is defined as net operating (loss) income (net (loss) income from continuing operations adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) – other, net foreign exchange losses (gains), and non-recurring items) divided by average Flagstone shareholders’ equity (the sum of opening and closing Flagstone shareholders’ equity divided by two). The result is then annualized (a statistical technique whereby figures covering a period of less than one year are extended to cover a 12 month period).

DILUTED NET OPERATING (LOSS) INCOME PER COMMON SHARE

Diluted net operating (loss) income per common share is defined as net (loss) income from continuing operations adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) – other, net foreign exchange losses (gains), and non-recurring items divided by diluted weighted average common shares outstanding.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
FINANCIAL HIGHLIGHTS (Unaudited)

HIGHLIGHTS	Three months ended December 31,		Years ended December 31,
	2011	2010	2011	2010

Gross premiums written	$80,732	$83,157	$789,697	$819,534
Net premiums written	$43,203	$52,728	$558,432	$668,729
Net premiums earned	$121,764	$155,510	$571,478	$657,103
Net investment income	$6,647	$8,230	$34,312	$30,617
(Loss) income from continuing operations	$(66,933)	$9,102	$(301,749)	$83,843
Net (loss) income attributable to Flagstone	$(85,158)	$15,050	$(326,133)	$97,084
Net operating (loss) income (1)	$(68,978)	$(672)	$(278,992)	$25,613
Comprehensive (loss) income attributable to Flagstone	$(86,541)	$15,191	$(332,539)	$97,882
Loss and loss adjustment expense reserves	$897,368	$583,267	$897,368	$583,267
Flagstone shareholders’ equity	$789,048	$1,134,733	$789,048	$1,134,733

PER COMMON SHARE AND COMMON SHARE DATA
Net (loss) income attributable to Flagstone per common share - Basic	$(1.21)	$0.20	$(4.65)	$1.23
Net (loss) income attributable to Flagstone per common share - Diluted	$(1.21)	$0.20	$(4.65)	$1.23
Diluted net operating (loss) income per common share (1)	$(0.98)	$(0.01)	$(3.98)	$0.32
Weighted average common shares outstanding - Basic	70,391,286	75,050,491	70,129,756	78,656,688
Weighted average common shares outstanding - Diluted	70,391,286	75,249,804	70,129,756	78,880,590
Basic book value per common share	$11.21	$16.48	$11.21	$16.48
Diluted book value per common share	$10.90	$15.51	$10.90	$15.51
Diluted book value per common share plus accumulated distributions (2)	$11.62	$16.07	$11.62	$16.07
Distributions declared per common share (2)	$0.04	$0.04	$0.16	$0.16

FINANCIAL RATIOS
Change in diluted book value per share (3)	(9.6)%	3.0%	(28.7)%	12.1%

Loss ratio	119.2%	67.6%	118.4%	62.4%
Acquisition cost ratio	16.4%	20.4%	20.2%	17.0%
General and administrative expense ratio	24.8%	16.5%	15.0%	20.5%
Combined ratio	160.4%	104.5%	153.6%	99.9%

INVESTMENT DATA
Total assets	$2,778,496	$2,770,277	$2,778,496	$2,770,277
Total cash and investments (4)	$1,548,260	$1,838,916	$1,548,260	$1,838,916

(1)Net operating (loss) income is defined as net (loss) income from continuing operations adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other and net foreign exchange losses (gains).

(2)Distributions declared per common share are in the form of a non-dividend return of capital. Prior to the Company’s redomestication to Luxembourg on May 17, 2010, such distributions were in the form of dividends.

(3)Change in diluted book value per common share represents the increase (decrease) in diluted book value per common share plus accumulated distributions declared in the period.
(4)Cash and investments represents the total cash and cash equivalents, restricted cash, total investments, accrued interest receivable and net payable for investments purchased.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY (Unaudited)

	Three months ended					Years ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
REVENUES
Gross premiums written	$80,732	$92,162	$264,128	$352,675	$83,157	$789,697	$819,534
Premiums ceded	(37,529)	(30,577)	(44,409)	(118,750)	(30,429)	(231,265)	(150,805)
Net premiums written	43,203	61,585	219,719	233,925	52,728	558,432	668,729
Change in net unearned premiums	78,561	68,456	(101,099)	(32,872)	102,782	13,046	(11,626))
Net premiums earned	121,764	130,041	118,620	201,053	155,510	571,478	657,103
Net investment income	6,647	6,167	12,300	9,198	8,230	34,312	30,617
Net realized and unrealized (losses) gains - investments	(4,044)	(19,592)	(7,905)	10,771	6,349	(20,770)	42,887
Net realized and unrealized gains (losses) - other	7,503	(18,305)	13,986	(690)	3,072	2,494	14,441
Other income	1,372	1,376	1,554	1,132	917	5,434	7,944
Total revenues	133,242	99,687	138,555	221,464	174,078	592,948	752,992

EXPENSES
Loss and loss adjustment expenses	145,167	131,879	96,490	302,999	105,052	676,535	409,847
Acquisition costs	20,022	31,619	25,613	38,071	31,738	115,325	112,014
General and administrative expenses	28,509	17,785	19,313	19,080	21,080	84,686	117,151
Stock based compensation expense	1,704	2,000	431	(3,005)	4,652	1,131	17,345
Interest expense	2,789	3,137	2,892	2,850	2,604	11,668	10,352
Net foreign exchanges losses (gains)	1,414	(33,981)	27,445	9,603	(353)	4,481	(902)
Total expenses	199,605	152,439	172,184	369,598	164,773	893,826	665,807

(Loss) income from continuing operations before income taxes and interest in earnings of equity investments	(66,363)	(52,752)	(33,629)	(148,134)	9,305	(300,878)	87,185
Recovery (provision) for income tax	(354)	(668)	827	246	131	51	(2,102)
Interest in earnings of equity investments	(216)	(250)	(171)	(285)	(334)	(922)	(1,240)
Net (loss) income from continuing operations	(66,933)	(53,670)	(32,973)	(148,173)	9,102	(301,749)	83,843
Net (loss) income from discontinued operations, net of taxes	(17,630)	(5,769)	13,960	(12,223)	9,474	(21,662)	4,571
Net (loss) income	(84,563)	(59,439)	(19,013)	(160,396)	18,576	(323,411)	88,414
Less: Income (loss) attributable to noncontrolling interest	(595)	(106)	(1,197)	(824)	(3,526)	(2,722)	8,670
NET (LOSS) INCOME ATTRIBUTABLE TO FLAGSTONE	$(85,158)	$(59,545)	$(20,210)	$(161,220)	$15,050	$(326,133)	$97,084

Net (loss) income	$(84,563)	$(59,439)	$(19,013)	$(160,396)	$18,576	$(323,411)	$88,414
Change in currency translation adjustment	(1,915)	(8,677)	873	2,877	136	(6,842)	607
Change in defined benefit pension plan obligation	532	62	(158)	-	5	436	191
Comprehensive (loss) income	(85,946)	(68,054)	(18,298)	(157,519)	18,717	(329,817)	89,212
Less: Comprehensive (loss) income attributable to noncontrolling interest	(595)	(106)	(1,197)	(824)	(3,526)	(2,722)	8,670
COMPREHENSIVE (LOSS) INCOME ATTRIBUTABLE TO FLAGSTONE	$(86,541)	$(68,160)	$(19,495)	$(158,343)	$15,191	$(332,539)	$97,882

KEY RATIOS
Loss ratio	119.2%	101.4%	81.3%	150.7%	67.6%	118.4%	62.4%
Acquisition cost ratio	16.4%	24.3%	21.6%	18.9%	20.4%	20.2%	17.0%
General and administrative expense ratio (1)	24.8%	15.2%	16.6%	8.0%	16.5%	15.0%	20.5%
Combined ratio	160.4%	140.9%	119.5%	177.6%	104.5%	153.6%	99.9%

PER COMMON SHARE DATA
Weighted average common shares outstanding - Basic	70,391,286	70,380,852	70,380,852	69,351,852	75,050,491	70,129,756	78,656,688
Weighted average common shares outstanding - Diluted (2)	70,391,286	70,380,852	70,380,852	69,351,852	75,249,804	70,129,756	78,880,590

Net (loss) income attributable to Flagstone per common share - Basic	$(1.21)	$(0.85)	$(0.29)	$(2.32)	$0.20	$(4.65)	$1.23
Net (loss) income attributable to Flagstone per common share - Diluted	$(1.21)	$(0.85)	$(0.29)	$(2.32)	$0.20	$(4.65)	$1.23

(1) The general and administrative expense ratio is inclusive of general and administrative expenses and stock based compensation expense.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Years ended December 31,
	2011		2010
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Line of Business
Property catastrophe	$430,781	54.5%	$474,501	57.9%
Property	177,485	22.5%	175,830	21.5%
Short-tail specialty and casualty	181,431	23.0%	169,203	20.6%
Total	$789,697	100.0%	$819,534	100.0%

Years ended December 31,
2011		2010
Gross premiums written	Percentage of total	Gross premiums written	Percentage of total

Geographic area of risk insured (1)
Caribbean	$6,852	0.9%	$9,788	1.2%
Europe	125,777	15.9%	126,833	15.5%
Japan and Australasia	93,501	11.8%	60,354	7.4%
North America	347,692	44.0%	400,264	48.8%
Worldwide risks (2)	168,458	21.4%	172,172	21.0%
Other	47,417	6.0%	50,123	6.1%
Total	$789,697	100.0%	$819,534	100.0%

(1) Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.
(2) Includes contracts that cover risks in two or more geographic zones.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CONSOLIDATED BALANCE SHEETS (Unaudited)

	As at
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,138,435	$1,211,335	$1,280,106	$1,336,314	$1,449,121
Short term investments, at fair value	10,616	9,452	13,187	17,545	13,251
Other investments	125,534	127,815	127,411	121,721	120,047
Total investments	1,274,585	1,348,602	1,420,704	1,475,580	1,582,419
Cash and cash equivalents	249,424	214,052	198,036	257,301	223,033
Restricted cash	17,538	25,155	23,877	31,253	19,326
Premium balances receivable	236,375	323,549	429,502	347,931	235,676
Unearned premiums ceded	30,550	55,517	86,957	121,829	45,927
Reinsurance recoverable	271,183	221,662	168,407	81,026	22,102
Accrued interest receivable	12,950	12,565	13,134	14,028	15,481
Receivable for investments sold	18	3,964	203,257	73,750	1,581
Deferred acquisition costs	38,155	43,739	60,053	48,100	39,924
Funds withheld	25,116	28,570	30,721	25,256	25,935
Goodwill	—	3,108	3,108	3,108	3,108
Other assets	160,950	214,933	189,260	181,867	173,332
Assets held for sale including discontinued operations	461,652	495,862	469,057	419,147	382,433
Total assets	$2,778,496	$2,991,278	$3,296,073	$3,080,176	$2,770,277

LIABILITIES
Loss and loss adjustment expense reserves	$897,368	$857,873	$877,090	$867,470	$583,267
Unearned premiums	215,316	320,407	427,451	357,735	246,256
Insurance and reinsurance balances payable	75,433	80,145	82,119	111,483	63,008
Payable for investments purchased	6,255	20,986	176,750	18,637	2,924
Long term debt	250,575	251,167	252,602	252,174	251,122
Other liabilities	54,059	76,101	66,294	77,373	73,282
Liabilities of discontinued operations held for sale	472,957	490,711	449,468	410,313	353,823
Total liabilities	1,971,963	2,097,390	2,331,774	2,095,185	1,573,682

EQUITY
Common voting shares	845	845	845	845	845
Common shares held in treasury, at cost	(160,448)	(161,701)	(161,701)	(162,146)	(178,718)
Additional paid-in capital	872,819	875,481	877,227	880,066	904,235
Accumulated other comprehensive loss	(12,584)	(11,201)	(2,586)	(3,301)	(6,178)
Retained earnings	88,416	173,574	233,119	253,329	414,549
Total Flagstone shareholders’ equity	789,048	876,998	946,904	968,793	1,134,733
Noncontrolling interest in subsidiaries (1)	17,485	16,890	17,395	16,198	61,862
Total equity	806,533	893,888	964,299	984,991	1,196,595
Total liabilities and equity	$2,778,496	$2,991,278	$3,296,073	$3,080,176	$2,770,277

Basic book value per common share	$11.21	$12.46	$13.45	$13.77	$16.48
Diluted book value per common share	$10.90	$12.11	$13.08	$13.34	$15.51
Debt to total capitalization (2)	24.1%	22.3%	21.1%	20.7%	18.1%

(1) Noncontrolling interest in subsidiaries includes Island Heritage and Mont Fort Re ($nil as of March 25, 2011)
(2) Comprises long term debt divided by the sum of long term debt plus Flagstone shareholders’ equity.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
INVESTMENT PORTFOLIO COMPOSITION (Unaudited)

	As at
TYPE OF INVESTMENT	December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011		December 30, 2010
U.S. government and agency securities	$323,781	25.5%	$200,375	14.9%	$208,888	14.7%	$208,508	14.1%	$264,774	16.7%
U.S. states and political subdivisions	—	0.0%	—	0.0%	—	0.0%	—	0.0%	66	0.0%
Other foreign governments	109,515	8.6%	245,272	18.2%	262,214	18.5%	322,171	21.9%	285,596	18.1%
Corporates	472,346	37.1%	500,961	37.1%	515,145	36.3%	518,106	35.1%	591,783	37.4%
Mortgage-backed securities	175,090	13.7%	195,974	14.5%	217,973	15.3%	194,905	13.2%	220,176	13.9%
Asset-backed securities	57,703	4.5%	68,753	5.1%	75,886	5.3%	92,624	6.3%	86,726	5.5%
Total fixed maturity investments	1,138,435	89.4%	1,211,335	89.8%	1,280,106	90.1%	1,336,314	90.6%	1,449,121	91.6%
Short term investments	10,616	0.8%	9,452	0.7%	13,187	0.9%	17,545	1.2%	13,251	0.8%
Total	1,149,051	90.2%	1,220,787	90.5%	1,293,293	91.0%	1,353,859	91.8%	1,462,372	92.4%
Other investments	125,534	9.8%	127,815	9.5%	127,411	9.0%	121,721	8.2%	120,047	7.6%
Total	$1,274,585	100.0%	$1,348,602	100.0%	$1,420,704	100.0%	$1,475,580	100.0%	$1,582,419	100.0%

CREDIT QUALITY OF FIXED MATURITY AND SHORT TERM INVESTMENTS
AAA	$695,931	60.6%	$720,226	59.0%	$768,164	59.4%	$814,551	60.2%	$882,137	60.3%
AA	92,299	8.0%	152,066	12.4%	161,111	12.5%	195,518	14.4%	191,694	13.1%
A	231,143	20.1%	222,127	18.2%	242,190	18.7%	222,447	16.4%	260,124	17.8%
BBB	129,678	11.3%	126,368	10.4%	121,828	9.4%	121,343	9.0%	128,417	8.8%
Total	$1,149,051	100.0%	$1,220,787	100.0%	$1,293,293	100.0%	$1,353,859	100.0%	$1,462,372	100.0%

MATURITY PROFILE OF FIXED MATURITY AND SHORT TERM INVESTMENTS
Within one year	$29,663	2.6%	$37,793	3.1%	$60,521	4.7%	$44,738	3.3%	$35,123	2.4%
From one to five years	754,709	65.6%	788,310	64.6%	814,539	63.0%	688,485	50.9%	825,696	56.4%
From five to ten years	107,461	9.4%	90,674	7.4%	85,360	6.6%	178,663	13.2%	200,032	13.7%
Above ten years	24,425	2.1%	39,284	3.2%	39,014	3.0%	154,444	11.4%	94,619	6.5%
Asset-backed and mortgage-backed securities	232,793	20.3%	264,726	21.7%	293,859	22.7%	287,529	21.2%	306,902	21.0%
Total	$1,149,051	100.0%	$1,220,787	100.0%	$1,293,293	100.0%	$1,353,859	100.0%	$1,462,372	100.0%

Average credit quality	AA		AA+		AA+		AA+		AA+

OTHER INVESTMENTS
Investment funds	$59,278		$60,846		$60,138		$46,331		$39,993
Catastrophe bonds	64,016		64,485		64,436		72,327		76,691
Equity securities	82		110		213		268		283
Other investments	2,158		2,374		2,624		2,795		3,080
Total	$125,534		$127,815		$127,411		$121,721		$120,047

FLAGSTONE REINSURANCE HOLDINGS, S.A.
RESERVE FOR LOSSES AND LOSS EXPENSES:PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended December 31, 2011			Three months ended September 30, 2011			Three months ended June 30, 2011
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$857,873	$(221,662)	$636,211	$877,090	$(168,407)	$708,683	$867,470	$(81,026)	$786,444

Incurred	201,910	(56,743)	145,167	191,446	(59,567)	131,879	186,375	(89,885)	96,490

Other (1)	6,768	(355)	6,413	(44,897)	568	(44,329)	28,962	(38)	28,924

Paid	(169,183)	7,577	(161,606)	(165,766)	5,744	(160,022)	(205,717)	2,542	(203,175)

End of period	$897,368	$(271,183)	$626,185	$857,873	$(221,662)	$636,211	$877,090	$(168,407)	$708,683

Paid to incurred percentage	83.8%	13.4%	111.3%	86.6%	9.6%	121.3%	110.4%	2.8%	210.6%

	Three months ended March 31, 2011			Three months ended December 31, 2010
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$583,267	$(22,102)	$561,165	$560,922	$(21,765)	$539,157

Incurred	363,276	(60,277)	302,999	107,335	(2,283)	105,052

Other (1)	4,723	(137)	4,586	6,686	(1,048)	5,638

Paid	(83,796)	1,490	(82,306)	(91,676)	2,994	(88,682)

End of period	$867,470	$(81,026)	$786,444	$583,267	$(22,102)	$561,165

Paid to incurred percentage	23.1%	2.5%	27.2%	85.4%	131.1%	84.4%

(1) This amount primarily represents the movement in reserves as a result of foreign exchange movements

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CAPITALIZATION (Unaudited)

	As at
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Long term debt	$250,575	$251,167	$252,602	$252,174	$251,122
Flagstone shareholders’ equity	789,048	876,998	946,904	968,793	1,134,733
Total capitalization	$1,039,623	$1,128,165	$1,199,506	$1,220,967	$1,385,855

Leverage ratio:
Debt to total capitalization	24.1%	22.3%	21.1%	20.7%	18.1%

	December 31, 2011		December 31, 2010
Debt and financing arrangements	Debt or Facility Principal	Outstanding	Debt or Facility Principal	Outstanding
Junior Subordinated Deferrable Interest Notes (a)	$25,000	$25,000	$25,000	$25,000
Junior Subordinated Deferrable Interest Notes (b)	$100,000	$88,750	$100,000	$88,750
Deferrable Interest Debentures (c)	$120,000	$120,000	$120,000	$120,000
Deferrable Interest Debentures (d)	€13,000	€13,000	€13,000	€13,000
Letter of credit facility (e)	$550,000	$505,787	$550,000	$435,623
Letter of credit facility (f)	$200,000	$52,334	$200,000	$32,306

Notes:

(a) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly. The notes mature on September 15, 2037, and may be called at par by the Issuer at any time after September 15, 2012.
(b) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly. The notes mature on July 30, 2037, and may be called at par by the Issuer at any time after July 30, 2012.
(c) The Deferrable Interest Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly. The notes mature on September 15, 2036, and may be called at par by the Issuer at any time after September 15, 2011.
(d) The Deferrable Interest Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly. The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.
(e) On December 21, 2010, Flagstone Suisse and Flagstone Capital Management Luxembourg SICAF – FIS entered into a secured $550.0 million standby letter of credit facility with Citibank Europe Plc. The drawn amount of the facility at December 31, 2011, was secured by $597.0 million of fixed maturity securities from the Company’s investment portfolio. This replaces a $450 million facility with Citibank previously in place with Flagstone Suisse.
(f) On August 31, 2011, Flagstone Suisse and Flagstone Capital Management Luxembourg SICAF - FIS entered into a $200.0 million secured committed letter of credit facility with Barclays Bank Plc. The drawn amount of the facility at December 31, 2011, was secured by $62.2 million of fixed maturity securities from the Company’s investment portfolio. This replaces a $200.0 million facility with Barclays Bank Plc which commenced on March 5, 2009.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP (Unaudited)

	Three months ended December 31,		Years ended December 31,
	2011	2010	2011	2010

Net (loss) income attributable to Flagstone	$(85,158)	$15,050	$(326,133)	$97,084

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding - Basic (1)	70,391,286	75,050,491	70,129,756	78,656,688

Dilutive share equivalents:
Weighted average unvested restricted share units (2)	-	199,313	-	223,902
Weighted average common shares outstanding - Diluted	70,391,286	75,249,804	70,129,756	78,880,590

EARNINGS (LOSS) PER COMMON SHARE
Basic	$(1.21)	$0.20	$(4.65)	$1.23
Diluted	$(1.21)	$0.20	$(4.65)	$1.23

(1) Includes weighted average vested restricted share units.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
DILUTIVE COMMON SHARES AS IF OUTSTANDING
Flagstone shareholders’ equity	$789,048	$876,998	$946,904	$968,793	$1,134,733
Cumulative distributions paid per outstanding common share (1)	0.72	0.68	0.64	0.60	0.56
Common shares outstanding	70,167,142	70,058,168	70,058,168	70,054,875	68,585,588
add in:
vested restricted share units	233,709	322,684	322,684	325,977	262,013
Total common shares and common share equivalents outstanding	70,400,851	70,380,852	70,380,852	70,380,852	68,847,601

Basic book value per common share	$11.21	$12.46	$13.45	$13.77	$16.48

Basic book value per common share plus accumulated distributions (1) (2)	$11.93	$13.14	$14.09	$14.37	$17.04

Diluted book value on an “as if converted basis”
Flagstone shareholders’ equity	$789,048	$876,998	$946,904	$968,793	$1,134,733
add in:
proceeds on exercise of warrant (3)	-	-	-	-	-
Adjusted Flagstone shareholders’ equity	$789,048	$876,998	$946,904	$968,793	$1,134,733

Cumulative distributions paid per outstanding common share (1)	$0.72	$0.68	$0.64	$0.60	$0.56

As if converted diluted shares outstanding
Common shares and share equivalents outstanding	70,400,851	70,380,852	70,380,852	70,380,852	68,847,601
add in:
vesting of performance share units	1,676,125	1,762,442	1,762,442	1,965,091	3,998,558
vesting of restricted share units	290,470	275,320	270,150	288,950	315,200
Diluted common shares outstanding	72,367,446	72,418,614	72,413,444	72,634,893	73,161,359

Diluted book value per common share	$10.90	$12.11	$13.08	$13.34	$15.51

Diluted book value per common share plus accumulated distributions (1) (2)	$11.62	$12.79	$13.72	$13.94	$16.07

Change in diluted book value per common share: Quarter	(10.1)%	(7.4)%	(2.0)%	(14.0)%	2.7%
Change in diluted book value per common share adjusted for distributions: Quarter (1) (4)	(9.6)%	(7.1)%	(1.7)%	(13.7)%	3.0%
Change in diluted book value per common share adjusted for distributions: Rolling 12 months (1) (4)	(28.7)%	(21.2)%	(15.2)%	(13.7)%	12.1%
Annualized change in diluted book value per common share adjusted for distributions since inception	2.8%	4.6%	6.2%	6.8%	10.3%

(1) Distributions paid per common share are in the form of a non-dividend return of capital. Prior to the Company’s redomestication to Luxembourg on May 17, 2010, such distributions were in the form of dividends.
(2) Basic and diluted book value per common share plus accumulated distributions is calculated by dividing the sum of Flagstone shareholders’ equity and cumulative distributions declared by diluted common shares outstanding.
(3) Diluted book value per common share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
(4) Change in diluted book value per common share adjusted for distributions is the internal rate of return of the increase (decrease) in diluted book value per common share plus accumulated distributions declared in the period.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NON-GAAP FINANCIAL MEASURE RECONCILIATION
NET OPERATING (LOSS) INCOME (Unaudited)

	Three months ended December 31,		Year ended December 31,
	2011	2010	2011	2010

Net (loss) income from continuing operations	$(66,933)	$9,102	$(301,749)	$83,843

ADJUSTMENTS FOR:
Net realized and unrealized losses (gains) - investments	4,044	(6,349)	20,770	(42,887)
Net realized and unrealized gains - other	(7,503)	(3,072)	(2,494)	(14,441)
Net foreign exchange losses (gains)	1,414	(353)	4,481	(902)

NET OPERATING (LOSS) INCOME	$(68,978)	$(672)	$(278,992)	$25,613

AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	$833,023	$1,179,393	$961,890	$1,172,876

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	(33.1)%	(0.2)%	(29.0)%	2.2%